UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2001
                                                 -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               *                    23-3057155
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(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)           Identification No.)

One Logan Square
130 N. 18th St., Suite 2615
Philadelphia, PA                                                19103
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 557-7488

                                        *
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

* This report is being filed with the Securities and Exchange Commission by the Registrant as a successor issuer to I-Trax.com, Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of I-Trax.com, Inc. is 0-30275.



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Item 2. Acquisition or Disposition of Assets.

         On February 7, 2001, I-trax, Inc. ("I-trax"), completed the acquisition of iSummit Partners, LLC (d/b/a "MyFamilyMD"), pursuant to a Contribution and Exchange Agreement by and among I-Trax.com, Inc. (the "Subsidiary") and I-trax, on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV (Messrs. Ditchek and Fishman, together with Granton Marketing Nederland BV, the "Members") and MyFamilyMD, on the other hand, dated as of September 22, 2000, as amended effective as of February 7, 2001. In the acquisition I-trax delivered to the Members 4,222,500 shares of I-trax Common Stock in exchange for all of the issued and outstanding limited liability company interests of MyFamilyMD. The Subsidiary announced the proposed acquisition on October 6, 2000. The February 7, 2001 amendment to the Contribution and Exchange Agreement reduced the number of I-trax shares delivered to the Members in the acquisition from the previously announced 4,272,500 to 4,222,500. This amendment is attached hereto as Exhibit 10.1 and is incorporated by reference.

         The number of shares issued in the acquisition was determined by arms length negations. As a basis for such negotiations, I-trax management reviewed MyFamilyMD's projections and other factors, such as anticipated synergy between MyFamilyMD's products and the Subsidiary's products and anticipated consumer demand.

         I-trax expects to fully integrate MyFamilyMD's intellectual property with the Subsidiary's existing product offerings in the first quarter of 2001.

         The press release relating to the completion of the MyFamilyMD acquisition is attached hereto as Exhibit 99 and is incorporated by reference.

         I-trax granted to the Members "piggy back" registration rights (subject to underwriter cut back) with respect to the I-trax shares issued in the acquisition in the event I-trax shall register any of its Common Stock for its own account under the Securities Act of 1933, as amended. The Registration Rights Agreement by and among I-trax and each of the Members dated as of February 7, 2001 is attached hereto as Exhibit 10.2 and is incorporated by reference.

         In connection with the MyFamilyMD acquisition, I-trax and the Subsidiary completed a holding company reorganization, effective as of February 5, 2001, pursuant to Section 251(g) of Delaware General Corporation Law. The reorganization is described in further detailed on a Form 8-K filed by the Subsidiary (Commission File Number: 0-30275) with the Securities and Exchange Commission on October 6, 2000.

         I-trax will file with the Securities and Exchange Commission the financial statements of MyFamilyMD required under Item 7(a) to Form 8-K and the pro forma financial information required under Item 7(b) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

         This report is being filed with the Securities and Exchange Commission by I-trax a successor issuer to Subsidiary by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Subsidiary is 0-30275. This Form 8-K is being filed by I-trax as a successor issuer as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934.

Item 5. Other Events.

         On February 12, 2001, I-trax, issued a press release announcing the completion of a holding company reorganization. The holding company reorganization was accomplished through a merger under Section 251(g) of the Delaware General Corporation Law so that all stockholders of the Subsidiary at the effective time of the merger became stockholders of I-trax, and the Subsidiary became a subsidiary of I-trax. The formation of the holding company was previously announced at the time the Subsidiary announced the proposed acquisition of MyFamilyMD on October 6, 2000. The reorganization is described in further detailed on Form 8-K filed by the Subsidiary (Commission File Number:
0-30275) with the Securities and Exchange Commission on October 6, 2000.



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         A copy of the press release announcing this transaction is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

         I-trax will file with the Securities and Exchange Commission the financial statements of MyFamilyMD required under Item 7(a) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

(b) Pro Forma financial information.

         I-trax will file with the Securities and Exchange Commission the pro forma financial information required under Item 7(b) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

(c)      Exhibits.

10.1 Amendment, effective as of February 7, 2001, to the Contribution and Exchange Agreement by and among I-Trax.com, Inc. and I-trax, Inc., on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV and iSummit Partners, LLC (d/b/a MyFamilyMD), on the other hand, dated as of September 22, 2000.

10.2    Registration Rights Agreement by and among I-trax, Inc., Stuart Ditchek,
        A. David Fishman, and Granton Marketing Nederland BV dated as of February 7, 2001.

99      Press Release, issued February 12, 2001.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  I-TRAX, INC.

Date: February 22, 2001           By: /s/ Yuri Rozenfeld
                                      -------------------
                                  Name:  Yuri Rozenfeld
                                  Title: General Counsel, Assistant Secretary




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                                 EXHIBITS INDEX


Exhibits
--------

10.1 Amendment, effective as of February 7, 2001, to the Contribution and Exchange Agreement by and among I-Trax.com, Inc. and I-trax, Inc., on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV and iSummit Partners, LLC (d/b/a MyFamilyMD), on the other hand, dated as of September 22, 2000.

10.2    Registration Rights Agreement by and among I-trax, Inc., Stuart Ditchek,
        A. David Fishman, and Granton Marketing Nederland BV dated as of February 7, 2001.

99      Press Release, issued February 12, 2001.